Deferred Income Tax	12 Months Ended
Dec. 31, 2022
Text block [abstract]
Deferred Income Tax
27. Deferred Income Tax

The deductible and taxable temporary differences in respect of which deferred tax has been recognised are as follows:
	2022	2021
	$m	$m
Reported in balance sheet after offset
Deferred tax liabilities	2,868	2,734
Deferred tax assets	(88)	(109)
Net deferred income tax liability	2,780	2,625
Deferred income tax assets (deductible temporary differences)
Deficits on Group retirement benefit schemes	52	98
Revaluation of derivative financial instruments to fair value	6	4
Tax loss carryforwards (primarily income tax losses)	87	93
Share-based payment expense	40	54
Provisions for liabilities, inventories, receivables and payables	474	446
Lease liabilities	263	335
Other deductible temporary differences	79	87
Total	1,001	1,117
Deferred income tax assets have been recognised in respect of all deductible temporary differences, with the exception of some tax loss carryforwards. The amount of tax losses where recovery is not probable and is therefore not recognised in the Consolidated Balance Sheet is $1.2 billion (2021: $1.2 billion). The vast majority either do not expire based on current tax legislation or they expire post 2027 (2021: 2026). Of the losses not recognised in the Consolidated Balance Sheet, $0.1 billion
(2021: $0.1 billion) expire within five years, $0.2 billion (2021: $0.4 billion) expire post five years and the remainder of losses do not expire.

Deferred income tax liabilities (taxable temporary differences)
Taxable temporary differences principally attributable to accelerated tax depreciation and fair value adjustments arising on acquisition (i)	3,312	3,218
Leased right-of-use assets	250	314
Investment in subsidiaries	159	164
Surpluses on Group retirement benefit schemes	30	9
Revaluation of derivative financial instruments to fair value	10	15
Rolled-over capital gains	20	22
Total	3,781	3,742
Investments in subsidiaries
The aggregate temporary differences in relation to investments in subsidiaries for which deferred tax liabilities have not been recognised is $14.5 billion (2021: $12.1 billion) given the Group is in a position to control the timing of reversal and management’s intention not to unwind these temporary differences. Participation exemptions and tax credits are available in the majority of jurisdictions in which the Group operates. A deferred tax liability has been recognised in respect of any temporary differences relating to investments in subsidiaries expected to unwind in the foreseeable future.

Movement in net deferred income tax liability
At 1 January	2,625	2,484
Translation adjustment	(44)	(34)
Net (income)/expense for the year (ii)	(54)	103
Arising on acquisition (note 30)	247	37
Disposals	(64)	1
Movement in deferred tax recognised in the Consolidated Statement of Comprehensive Income	77	44
Movement in deferred tax recognised in the Consolidated Statement of Changes in Equity	(7)	(10)
At 31 December	2,780	2,625
(i)Fair value adjustments arising on acquisition principally relate to property, plant and equipment.
(ii)The net (income)/expense includes income of $74 million (2021: expense of $5 million; 2020: expense of $3 million) relating to discontinued operations.